UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2017

Ellington Residential Mortgage REIT
(Exact name of registrant specified in its charter)

Maryland	001-35896	46-0687599
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (203) 698-1200

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01    Entry into a Material Definitive Agreement.
On May 10, 2017, Ellington Residential Mortgage REIT (the “Company”) and Ellington Residential Mortgage Management LLC, the Company’s manager, entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, as representative of the underwriters named therein (the “Underwriters”), in connection with an underwritten public offering of 3,000,000 of its common shares of beneficial interest, par value $0.01 per share, which we refer to as “common shares.”  Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 450,000 common shares. The closing of the offer and sale of 3,000,000 common shares is expected to occur on May 15, 2017. The offering is being conducted pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-199185), including the base prospectus, dated October 20, 2014 that forms a part thereof, as supplemented by the prospectus supplement, dated May 10, 2017.
The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Company has agreed to indemnify the Underwriters against certain liabilities. The foregoing summary of the terms of the Underwriting Agreement is only a brief description of certain terms therein and does not purport to be a complete description of the rights and obligations of the parties thereunder. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein.
In connection with the offering, Venable LLP has provided the Company with an opinion regarding the legality of the shares and Hunton & Williams LLP has provided the Company with an opinion as to certain tax matters. Copies of the opinions are attached to this report as Exhibits 5.1 and 8.1, respectively, and are incorporated herein by reference.
This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being filed herewith this Current Report on Form 8-K.

Exhibit No.	Description
1.1
Underwriting Agreement, dated May 10, 2017, by and among Ellington Residential Mortgage REIT, Ellington Residential Mortgage Management LLC and Morgan Stanley & Co. LLC, as representative of the underwriters named therein

5.1	Opinion of Venable LLP as to the legality of the common shares
8.1	Opinion of Hunton & Williams LLP as to certain tax matters
23.1	Consent of Venable LLP (included in Exhibit 5.1)
23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELLINGTON RESIDENTIAL MORTGAGE REIT

Dated: May 12, 2017	By:	/s/ Lisa Mumford
Lisa Mumford
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
1.1
Underwriting Agreement, dated May 10, 2017, by and among Ellington Residential Mortgage REIT, Ellington Residential Mortgage Management LLC and Morgan Stanley & Co. LLC, as representative of the underwriters named therein

5.1	Opinion of Venable LLP as to the legality of the common shares
8.1	Opinion of Hunton & Williams LLP as to certain tax matters
23.1	Consent of Venable LLP (included in Exhibit 5.1)
23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1)